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                                                                   Exhibit 10.2

                               THIRD ADDENDUM TO
                   SIXTH AMENDMENT TO RESTATED LOAN AGREEMENT

         THIS THIRD ADDENDUM (this "Third Addendum") is attached to and made a part of the Sixth Amendment to Restated Loan Agreement dated as of May 31, 2001 (the "Sixth Amendment"), executed by, between and among METROPOLITAN FINANCIAL CORP., an Ohio Corporation (the "Borrower"), ROBERT M. KAYE (the "Guarantor") and THE HUNTINGTON NATIOAL BANK (the "Bank").

                                   WITNESSETH

         WHEREAS, pursuant to the Sixth Amendment, the parties agreed to reset the return on assets ("ROA") covenant, which covenants were reset pursuant to the Addendum to the Sixth Amendment to Restated Loan Agreement dated as of October 16, 2001, as further revised by the Second Addendum to Sixth Amendment to Restated Loan Agreement dated as of January 7, 2002; and

         WHEREAS, the parties desire to remove the ROA covenant, provide for a principal payment and provide for the pledge of additional collateral.

         NOW, THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties do hereby agree that the following changes are incorporated into the Sixth Amendment as a supplement thereto:

         1. Section 6.01(H) of the Loan Agreement is hereby deleted and Bank shall not require Borrower to comply with an ROA covenant.

         2. Borrower shall make a principal payment of $1,000,000 upon execution of this Third Addendum which payment shall constitute a permanent reduction in the Loan.

         3. Guarantor shall pledge to Bank 4,741,818 shares of Borrower he acquired in the Rights Offering as security for the Loan.

         Except as otherwise provided, all amendments to the Loan Agreement set forth herein shall be deemed effective from and after the date of the Amendment and this Third Addendum. All references in the Loan Agreement to this "Agreement", "hereof", "herein", "hereunder" or "hereby" shall, from and after the date of the Amendment, be deemed references to the Loan Agreement as amended by the Amendments including this Third Addendum.

         In all other respects, the parties hereto hereby ratify and affirm the terms and conditions of the Loan Agreement and Borrower acknowledges that the Loan is due and payable on December 31, 2002 and that no extensions thereof will be granted by the Bank.


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         IN WITNESS WHEREOF, the Third Addendum has been duly executed by the parties hereto as of the 22nd day of July, 2002.

                                      METROPOLITAN FINANCIAL CORP.


     /s/Robert M. Kaye                By:        /s/Kenneth T. Koehler
-----------------------------            ----------------------------------
Robert M. Kaye, Guarantor                    Kenneth T. Koehler, President

                                      THE HUNTINGTON NATIONAL BANK


                                      By:        /s/John R. Marks
                                         ----------------------------------
                                            John R. Marks, Vice President